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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                      October 30, 2002 (October 30, 2002)


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


                 1-9020                              98-0115468
        (Commission File Number)                    (IRS Employer
                                                 Identification No.)


       400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

OFFERING

         On October 30, 2002, PetroQuest Energy, Inc. ("PetroQuest") issued a press release announcing that it had entered into an underwriting agreement (the "Underwriting Agreement") with Friedman, Billings, Ramsey & Co., Inc. in connection with the offering (the "Offering") of 5,000,000 shares of PetroQuest's common stock, par value $.001 per share (the "Common Stock"). The Company also granted to the underwriter an option to purchase up to 750,000 shares of Common Stock to cover over-allotments.

         The Offering is being made pursuant to PetroQuest's Registration Statement on Form S-3 (File No. 333-63920) (the "Registration Statement") under the Securities Act of 1933, as amended. The Registration Statement provides that PetroQuest may offer from time to time debt securities, Common Stock, preferred stock, par value $.001 per share, depositary shares and warrants with an aggregate public offering price of up to $100,000,000.

         The description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, which is filed as an exhibit to this Form 8-K and incorporated herein by reference.

RECENT DEVELOPMENTS

         The Company's budget for direct capital expenditures in 2002 has been revised from approximately $45-50 million to $60 million. The revisions in the budget reflect additional drillings costs at the Berry Lake and other prospects, and completion costs for successful wells.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

a.       Financial Statement of Business Acquired

         None.

b.       Pro Forma Financial Information

         None.

c.       Exhibits

         1.1 Underwriting Agreement between PetroQuest Energy, Inc. and Friedman, Billings, Ramsey & Co., Inc. dated October 30, 2002.

         99.1 Opinion of Porter & Hedges, L.L.P. with respect to the legality of the Common Stock.

         99.2     Press Release.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 30, 2002                 PETROQUEST ENERGY, INC.


                                       By: /s/ DANIEL G. FOURNERAT
                                           ---------------------------------
                                           Daniel G. Fournerat
                                           Senior Vice President, General
                                           Counsel and Secretary


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                                 EXHIBIT INDEX


     Exhibit No.    Description
     -----------    -----------
         1.1        Underwriting Agreement between PetroQuest Energy, Inc. and
                    Friedman, Billings, Ramsey & Co., Inc. dated October 30,
                    2002.

         99.1 Opinion of Porter & Hedges, L.L.P. with respect to the legality of the Common Stock.

         99.2       Press Release.